UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington 20549

FORM 8-K

CURRENT REPORT
Pursuant toSection 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2007

RIVERVIEW BANCORP, INC.
 (Exact name of registrant as specified in its charter)

Washington

	000-22957	91-1838969
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

900 Washington Street, Suite 900 Vancouver Washington	98660
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (360) 693-6650
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On October 31, 2007 Robert K. Leick retired from the Boards of Directors of Riverview Bancorp, Inc. ("Company") and Riverview Community Bank ("Bank"). There were no disagreements or disputes between Mr Leick and the Company or the Bank that led to his retirement. Mr. Leick's retirement was effective as of October 31, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIVERVIEW BANCORP, INC.

Date: November 5, 2007	/s/Patrick Sheaffer
Patrick Sheaffer
Chairman and Chief Executive Officer
(Principal Executive Officer)

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